Premises and Equipment, Net	12 Months Ended
Dec. 31, 2012
Premises and Equipment, Net
Note 7.	Premises and Equipment, Net

Premises and equipment, net at December 31, 2012, 2011 and 2010 consisted of the following:

	December 31,
	2012	2011	2010
Land	$14,548	$14,149	$14,677
Building	48,054	44,814	44,639
Furniture, fixtures and equipment	13,881	12,692	11,696
Aircraft	5,298	3,700	3,700
Leasehold and tenant improvements	725	620	620
Construction in progress	7,349	1,052	124

	89,855	77,027	75,456
Less accumulated depreciation	(19,274)	(16,605)	(13,403)

	$70,581	$60,422	$62,053

Depreciation expense amounted to $3,524, $3,302 and $2,868 for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has contracted for construction of a new branch and office building in Austin, Texas. Construction is expected to be complete during the first quarter of 2013. The total contracted cost related to the construction of the building is $8,474. Total construction costs incurred through December 31, 2012 are included in construction in progress above.

The Company leases offices in the corporate location and other buildings to other unaffiliated tenants. Rental income of $588, $566 and $577 was recognized during the years ended December 31, 2012, 2011 and 2010, respectively. This rental income is recorded in the statements of income as an offset to occupancy and equipment expense.

At December 31, 2012, minimum future rental payments receivable from these tenants were as follows:

First year	$419
Second year	238
Third year	169
Fourth year	169
Fifth year	154
Thereafter	52

$1,201

In addition, Adriatica leases retail space to tenants in the Adriatica development (see Note 21).